UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 18,2010
Date of Report (Date of earliest event reported)

GENEVA RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-32593	98-0441019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 N. Carson Street, Suite 125 Carson City, Nevada 89706	89706
(Address of principal executive offices)	(Zip Code)

(775) 348-9330
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7. REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Reverse Stock Split
On February 1, 2010, the Board of Directors of Geneva Resources, Inc., a Nevada corporation (the "Corporation") authorized and approved a reverse stock split of one for every four (1:4) of our total issued and outstanding shares of common stock (the "Reverse Stock Split"). The Reverse Stock Split was effectuated based on market conditions and upon a determination by our Board of Directors that the Reverse Stock Split was in our best interests and those of the shareholders. Certain factors were discussed among the members of the Board of Directors concerning the need for the Reverse Stock Split, including: (i) current trading price of the Corporation's shares of common stock on the OTC Bulletin Board and potential to increase the marketability and liquidity of the Corporation's common stock; (ii) possible reluctance of brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold in their own portfolios; and (iii) desire to meet future requirements of per-share price and net tangible assets and shareholders' equity relating to admission for trading on other markets;

The Reverse Stock Split was effectuated on June 18, 2010 upon filing the appropriate documentation with FINRA. The Reverse Stock Split decreased our total issued and outstanding shares of common stock from 104,743,062 to 26,185,766 shares of common stock. The common stock will continue to be $0.001 par value.

The Corporation's trading symbol on the Over-the-Counter Bulletin Board will change to "GVRS".

Certificate of Change

On June 18, 2010, the Corporation filed with the Nevada Secretary of State a certificate of change to the Articles of Incorporation to decrease our authorized capital structure commensurate with the decrease of our shares pursuant to the Reverse Stock Split. Therefore, as of the date of this Current Report, our authorized capital structure has been decreased from 200,000,000 shares of common stock to 50,000,000 shares of common stock, par value of $0.001.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired.

Not applicable.

(b)      Pro forma Financial Information.

Not applicable.

(c)      Shell Company Transaction.

Not applicable.

(d)      Exhibits.

3.1     Certificate of Change Pursuant to NRS 78.209 of Geneva Resources, Inc. filed with the Nevada Secretary of State on June 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA RESOURCES, INC.

DATE: June 18, 2010	By:	/s/
Name: Marcus Johnson
Title: President/Chief Executive Officer